                                                                      EXHIBIT 25

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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549
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                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


New York                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 Park Avenue
New York, New York                                                         10017
(Address of principal executive offices)                              (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                 ---------------------------------------------
                            VINTAGE PETROLEUM, INC.
              (Exact name of obligor as specified in its charter)

Delaware                                                              73-1182669
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

4200 One Williams Center
Tulsa, Oklahoma                                                            74172
(Address of principal executive offices)                              (Zip Code)

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                      Senior Subordinated Notes Due 2009
                      (Title of the indenture securities)

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

                                    GENERAL

Item 1. General Information.

        Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D.C., 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C., 20429.


        (b) Whether it is authorized to exercise corporate trust powers.

            Yes.


Item 2. Affiliations with the Obligor.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.


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

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not applicable.

          9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8th day of January, 1997.

                            THE CHASE MANHATTAN BANK


                            By /s/ Thomas J. Foley
                               -------------------------------
                                   Thomas J. Foley
                                   Vice President


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

                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
           ASSETS                                                  in Millions
Cash and balances due from depository institutions:
  Noninterest-bearing balances and
  currency and coin ............................................. $     11,095
  Interest-bearing balances .....................................        4,998

Securities:
Held to maturity securities......................................        3,231

Available for sale securities....................................       38,078

Federal Funds sold and securities purchased under
  agreements to resell in domestic offices of the
  bank and of its Edge and Agreement subsidiaries,
  and in IBF's:
  Federal funds sold.............................................        8,018
  Securities purchased under agreements to resell................          731

Loans and lease financing receivables:
  Loans and leases, net of unearned income                            $130,513
  Less: Allowance for loan and lease losses                              2,938
  Less: Allocated transfer risk reserve                                     27
  Loans and leases, net of unearned income,                           --------
  allowance, and reserve.........................................      127,548

Trading Assets...................................................       48,576

Premises and fixed assets (including capitalized
  leases)........................................................        2,850

Other real estate owned..........................................          300

Investments in unconsolidated subsidiaries and
  associated companies...........................................           92

Customer's liability to this bank on acceptances
  outstanding....................................................        2,777

Intangible assets................................................        1,361

Other assets.....................................................       12,204
                                                                        ------
TOTAL ASSETS.....................................................     $261,859
                                                                      ========

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

                                  LIABILITIES

Deposits
  In domestic offices................................................ $ 80,163
  Noninterest-bearing................................................   30,596
  Interest-bearing...................................................   49,567
  In foreign offices, Edge and Agreement subsidiaries, and IBF's.....   65,173
  Noninterest-bearing ...............................................    3,616
  Interest-bearing ..................................................   61,557

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
Agreement subsidiaries, and in IBF's
  Federal funds purchased............................................   14,594
  Securities sold under agreements to repurchase.....................   14,110
Demand notes issued to the U.S. Treasury.............................    2,200
Trading liabilities..................................................   30,136
Other Borrowed money:
  With a remaining maturity of one year or less......................   16,895
  With a remaining maturity of more than one year....................      449
Mortgage indebtedness and obligations under
 capitalized leases..................................................       49
Bank's liability on acceptances executed and outstanding ............    2,764
Subordinated notes and debentures....................................    5,471
Other liabilities....................................................   13,997

TOTAL LIABILITIES....................................................  246,001
                                                                      --------

Limited-Life Preferred stock and related surplus                           550



                                 EQUITY CAPITAL

Common stock........................................................     1,209
Surplus.............................................................    10,176
Undivided profits and capital reserves..............................     4,385
 Net unrealized holding gains (Losses)
 on available-for-sale securities....................................     (481)
Cumulative foreign currency translation adjustments.................        19

TOTAL EQUITY CAPITAL................................................    15,308
                                                                      --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
  STOCK AND EQUITY CAPITAL..........................................  $261,859
                                                                      ========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                    WALTER V. SHIPLEY
                    EDWARD D. MILLER             (DIRECTORS)
                    THOMAS G. LABRECQUE

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